UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2006

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 21, 2006, the Compensation and Benefits Committee of the Board of Directors of Northern Trust Corporation (the “Corporation”) approved grants of stock options, stock units and performance stock units to the following executive officers of the Corporation under the Northern Trust Corporation 2002 Stock Plan (the “2002 Stock Plan”), as set forth below:

Name	Title	Number of Stock Options	Number of Stock Units	Number of Performance Stock Units
William A. Osborn	Chairman and Chief Executive Officer	278,258	30,927	30,927

Sherry S. Barrat	Executive Vice President and President – Personal Financial Services	57,571	6,399	6,399

Aileen A. Blake	Executive Vice President and Controller	13,299	1,479	1,479

Steven L. Fradkin	Executive Vice President and Chief Financial Officer	57,571	6,399	6,399

Timothy P. Moen	Executive Vice President, Human Resources and Administration	49,895	5,546	5,546

William R. Morrison	Executive Vice President and President – Personal Financial Services	63,328	7,039	7,039

Jana R. Schreuder	Executive Vice President and Head of Corporate Risk Management	42,219	4,693	4,693

Timothy J. Theriault	Executive Vice President and President – Worldwide Operations and Technology	63,328	7,039	7,039

Terence J. Toth	Executive Vice President And President – Northern Trust Global Investments	61,409	6,826	6,826

Frederick H. Waddell	President and Chief Operating Officer and President – Corporate and Institutional Services	76,761	8,532	8,532

Kelly R. Welsh	Executive Vice President, General Counsel and Assistant Secretary	49,895	5,546	5,546

On February 21, 2006, the Board of Directors of the Corporation approved a grant of stock units under the 2002 Stock Plan to the non-employee directors of the Corporation equal in value to $60,000, with the value of the stock units determined by the average of the high and low sale prices of the Corporation’s common stock on the date of the 2006 annual meeting of stockholders.

The terms and conditions of stock awards under the 2002 Stock Plan, including the 2006 stock awards disclosed herein, are set forth in the previously filed 2002 Stock Plan and, as applicable, the forms of the 2006 stock option agreement, 2006 stock unit agreement, 2006 performance stock unit agreement, and 2006 director stock agreement under the 2002 Stock Plan, all of which are filed herewith as exhibits and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of 2006 Stock Option Agreement

10.2	Form of 2006 Stock Unit Agreement

10.3	Form of 2006 Performance Stock Unit Agreement

10.4	Form of 2006 Director Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Date: February 23, 2006	By:	/s/ TIMOTHY P. MOEN
Timothy P. Moen
Executive Vice President,
Human Resources and Administration

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Form of 2006 Stock Option Agreement

10.2	Form of 2006 Stock Unit Agreement

10.3	Form of 2006 Performance Stock Unit Agreement

10.4	Form of 2006 Director Stock Agreement